UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐	Preliminary proxy statement	☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive proxy statement
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Zions Bancorporation

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*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

ZIONS BANCORPORATION

Meeting Information

Meeting Type: Annual Meeting

For holders as of: March 31, 2009

Date: June 02, 2009 Time: 11:15 AM MDT Location: Zions Bank Building Founders Room One South Main Street 18th Floor Salt Lake City, Utah 84133

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You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

ZIONS BANCORPORATION

ONE SOUTH MAIN STREET, 15th FLOOR SALT LAKE CITY, UT 84133-1109

Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Annual Report 2. Notice & Proxy Statement

How to View Online:

Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BYTELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded be forwarded to your to your investment investment advisor.. Please To facilitate make timely the request delivery as instructed please make above the request on or before as instructed May 19, 2009 above to on facilitate or before timely delivery.

How To Vote

Please Choose One of The Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items

The Board of Directors recommends you vote FOR the following proposal(s):

1. Election of Directors a R. D. Cash

b Patricia Frobes c J. David Heaney d Harris H. Simmons

The Board of Directors recommends you vote FOR the following proposal(s):

2. Approval of amendments to the Company’s 2005 stock option and incentive plan.

3. Approval of amendments to the Company’s articles of incorporation to declassify Board.

4. Ratification of the appointment of Ernst

& Young LLP as the Company’s Independent Auditor.

5. Approval, on a nonbinding advisory basis, of the compensation paid to the Company’s executive officers named in the proxy statement with respect to the fiscal year ended December 31, 2008.

The Board of Directors recommends you vote AGAINST the following proposal(s):

6. Shareholder Proposal - That the Board Adopt “Say On Pay” Policy.

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NAME

THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345

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